UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

March 17, 2011

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive So. Burlington, Vermont		05403
(Address of principal executive offices)		(Zip Code)

(802) 658-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 17, 2011, Merchants Bancshares, Inc. (the “Company”) and Merchants Bank (the “Bank”) entered into new employment agreements with Michael R. Tuttle, the President and Chief Executive Officer of the Company and the Bank, and Janet P. Spitler, the Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Bank. In addition, the Bank entered into new employment agreements with Thomas R. Leavitt, the Executive Vice President for Community Banking of the Bank, Thomas R. Havers, the Senior Vice President of the Bank, and Geoffrey R. Hesslink, the Executive Vice President and Senior Lender of the Bank. Each of the employment agreements became effective as of January 1, 2011.

Pursuant to the employment agreements, Messrs. Tuttle, Leavitt, Havers and Hesslink and Ms. Spitler will be paid an annual base salary of $275,000, $175,000, $165,000, $190,000 and $175,000, respectively. Each of Mr. Tuttle and Ms. Spitler will be eligible to receive an annual cash incentive compensation in an amount determined in accordance with the terms of the annual incentive plan adopted by the Company’s Board of Directors from time to time, and Messrs. Leavitt, Havers and Hesslink will be eligible to receive an annual cash incentive compensation in an amount determined in accordance with the terms of the annual incentive plan adopted by the Bank’s Board of Directors from time to time. If an executive officer’s employment is terminated without “Cause” (as defined in the employment agreements) or an executive officer resigns for “Good Reason” (as defined in the employment agreements), the executive officer will receive over 24 months (36 months in the case of Mr. Tuttle), that executive officer’s salary for two years (three years in the case of Mr. Tuttle) from the date of termination, subject to the executive officer’s execution of a release of claims in favor of the Company or the Bank, as applicable. During each executive officer’s employment and severance period, the executive officer will be subject to noncompetition and nonsolicitation covenants; provided, however, that the noncompetition and nonsolicitation covenants will not apply if an executive officer’s employment terminates within two years after a “Change in Control” (as defined in the employment agreements) of either the Company or the Bank.

The foregoing description of the employment agreements is qualified in its entirety by reference to the full text of the employment agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Description
10.1	Employment Agreement by and among Merchants Bancshares, Inc., Merchants Bank and Michael R. Tuttle, dated March 17, 2011*
10.2	Employment Agreement by and among Merchants Bancshares, Inc., Merchants Bank and Janet P. Spitler, dated March 17, 2011*
10.3	Employment Agreement by and between Merchants Bank and Thomas R. Leavitt, dated March 17, 2011*
10.4	Employment Agreement by and between Merchants Bank and Thomas R. Havers, dated March 17, 2011*
10.5	Employment Agreement by and between Merchants Bank and Geoffrey R. Hesslink, dated March 17, 2011*

_____________

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

MERCHANTS BANCSHARES, INC.

By:	/s/ Janet P. Spitler
Name:	Janet P. Spitler
Title:	Chief Financial Officer & Treasurer Principal Accounting Officer

Date: March 21, 2011

EXHIBIT INDEX

Exhibit No.	Description
10.1	Employment Agreement by and among Merchants Bancshares, Inc., Merchants Bank and Michael R. Tuttle, dated March 17, 2011*
10.2	Employment Agreement by and among Merchants Bancshares, Inc., Merchants Bank and Janet P. Spitler, dated March 17, 2011*
10.3	Employment Agreement by and between Merchants Bank and Thomas R. Leavitt, dated March 17, 2011*
10.4	Employment Agreement by and between Merchants Bank and Thomas R. Havers, dated March 17, 2011*
10.5	Employment Agreement by and between Merchants Bank and Geoffrey R. Hesslink, dated March 17, 2011*

_____________

* Filed herewith